Execution Version

                                LIMITED EXTENSION

     THIS LIMITED EXTENSION (this "Limited Extension") is made as of March 25, 2005, among KRISPY KREME DOUGHNUT CORPORATION, a North Carolina corporation (the "Borrower"), KRISPY KREME DOUGHNUTS, INC., a North Carolina corporation (the "Parent"), FREEDOM RINGS, LLC, a Delaware limited liability company, and GOLDEN GATE DOUGHNUTS, LLC, a North Carolina corporation (collectively, the "Subsidiary Guarantors"), MONTANA MILLS BREAD CO., INC., a Delaware corporation (the "Affiliate Guarantor", and, collectively with the Parent and the Subsidiary Guarantors, the "Guarantors"), the LENDERS party hereto and WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent (the "Administrative Agent") and the Issuing Lender (the "Issuing Lender") with reference to that certain $150,000,000 Credit Agreement dated as of October 31, 2003, as amended by that certain First Amendment to Credit Agreement dated as of November 2003 and that certain Second Amendment to Credit Agreement, Waiver and Limited Consent (the "Second Amendment") dated as of January 24, 2005 (as so amended, the "Credit Agreement"). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement and Second Amendment.

                                    RECITALS:

     Pursuant to the Second Amendment, the Lenders granted to Borrower, among other things, an extension to March 25, 2005 of the applicable grace period with respect to the Existing Defaults under Section 8.01(c) of the Credit Agreement arising from the failure to deliver the Required Financial Information as required under Section 6.01(b) and Section 6.01(c) of the Credit Agreement.

     The Borrower has notified the Administrative Agent and the Lenders that the Borrower is diligently working towards finalizing the documentation with certain new lenders (collectively, the "New Lenders") for a refinancing of the debt of the Borrower outstanding under the Credit Agreement (the "Refinancing Transaction"). The Borrower has further notified the Administrative Agent that it anticipates closing the Refinancing Transaction in the near future and in any event on or before April 11, 2005, and upon the closing thereof, the Obligations will be repaid in cash in full, the Letters of Credit will be (x) cash collateralized in an amount equal to 105% of the aggregate face value of all Letters of Credit, or (y) supported by back-to-back letters of credits in form reasonably satisfactory to the Issuing Lender issued by a Person reasonably satisfactory to Issuing Lender, all Swap Agreements of the Borrower with any Lender will be terminated and all termination amounts related thereto will be paid in cash in full, and following such payments, the Borrower will have sufficient financing to provide for its working capital needs for the foreseeable future.

     The Borrower has further requested the Administrative Agent and the Lenders to extend the Extension Period until April 11, 2005.

     NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereto, intending to be legally bound hereby, agree as follows:

     SECTION 1. Recitals. The Recitals are incorporated herein by reference and shall be deemed to be a part of this Limited Extension.

     SECTION 2. Extension of "Extension Period" to April 11, 2005.

     (a) Upon the satisfaction of the conditions contained in Section 4 below, but with effect on and after the date hereof, the Administrative Agent and Required Lenders hereby consent to the extension of the "Extension Period" (as defined in Section 3(a) of the Second Amendment) from March 25, 2005 to April 11, 2005 and hereby agree that each reference to the "Extension Period" as set forth in the Second Amendment shall be a reference to the "Extension Period" as extended.

     (b) The limited extension and waiver granted by so extending the Extension Period shall be limited solely to the delivery of the Required Financial Information and the Disclosure Default, each on the terms set forth in the Second Amendment as modified hereby and shall not be deemed to (i) be a waiver of or consent to any deviation from or modification or amendment of any other Default which has occurred and is continuing or which shall have occurred at any time prior to the date hereof, or of any other term or condition of the Credit Agreement, or of any default under any instruments or agreements referred to herein or therein, or (ii) prejudice in any way any right or rights which the Administrative Agent, the Issuing Lender or the Lenders may now have or may have in the future (including, without limitation, any right or rights with respect to any Disclosure Default after the expiration of the Extension Period) under or in connection with the Credit Agreement or any instruments or agreements referred to herein or therein or executed in connection herewith or therewith. The limited extension and the temporary waiver so extended shall not at any time or in any way obligate the Administrative Agent, the Issuing Lender or the Lenders to grant any other approval, waiver or consent hereinafter requested by the Borrower.

     (c) Except as specifically provided herein, the Administrative Agent, the Issuing Lender and the Lenders expressly reserve all of their rights and remedies available to them under the Credit Agreement and applicable law (including, without limitation, any rights or remedies with respect to any Disclosure Default after the expiration of the Extension Period).

     SECTION 3. Other Agreements.

     (a) The Borrower hereby acknowledges that (i) the limited extension granted in Section 2(a) above is an extension of the applicable 30-day grace period under Section 8.01(c) of the Credit Agreement and shall not be deemed to be a waiver of any Existing Defaults, (ii) the temporary waiver of any Disclosure Default set forth in Section 3(b) of the Second Amendment and so extended is effective only for the Extension Period as extended hereby and shall not be deemed to be a permanent waiver of any Disclosure Default or the rights and/or remedies of the Administrative Agent, Issuing Lender or any Lender in connection therewith beyond the Extension Period and (iii) the Borrower shall continue to be in Default under the Credit

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

Agreement until the Required Financial Information is delivered pursuant to the terms of the Credit Agreement.

     (b) The Borrower hereby agrees that if any Disclosure Default has occurred, then, upon expiration of the Extension Period, the Administrative Agent, the Issuing Lender and the Lenders may immediately exercise all rights and remedies available to them as a result of such Disclosure Default.

     (c) Notwithstanding anything to the contrary in the Second Amendment or herein, the Borrower acknowledges that Lenders will not advance any Borrowings and the Issuing Lender will not extend, renew or issue any Letter of Credit after the date hereof; provided, that the Letters of Credit set forth on
Schedule 1 hereto (collectively, the "Extended Letters of Credit") shall be extended on March 31, 2005 if the condition set forth in Section 4(d) has been satisfied.

     SECTION 4. Conditions to Effectiveness. The effectiveness of this Limited Extension is subject to satisfaction of the following conditions (provided, that in the case of clauses (e) and (f), copies of the relevant invoices shall have been furnished by Administrative Agent to the Borrower no later than the close of business on March 24, 2005):

     (a) receipt by the Administrative Agent from each of the Borrower, the Guarantors and the Required Lenders of a duly executed counterpart of this Limited Extension signed by such party;

     (b) the fact that the representations and warranties of each of the Borrower and the Guarantors contained in Section 6 of this Limited Extension shall be true on and as of the date hereof;

     (c) receipt by the Administrative Agent from the Borrower for the ratable account of the Lenders executing this Limited Extension of fees in an amount equal to $300,000;

     (d) receipt by the Issuing Lender of cash collateral in an amount equal to 105% of the face value of the Extended Letters of Credit pursuant to documentation in form and substance satisfactory to the Issuing Lender;

     (e) payment in full of all reasonable out-of-pocket expenses due and owing to the Administrative Agent, including the reasonable fees and other charges of O'Melveny & Myers LLP and Womble, Carlyle, Sandridge & Rice PLLC, counsel to the Administrative Agent, to the extent accrued and invoiced on or before the date hereof; and

     (f) payment in full of all reasonable fees and other charges of Loughlin Meghji & Company to the extent accrued and invoiced on or before the date hereof.

     SECTION 5. Limitations. Except as herein provided, the Loan Documents shall remain unchanged and in full force and effect. The limited extension and temporary waiver extended hereby is limited solely to the Existing Defaults and Disclosure Defaults, respectively. This Limited Extension is not intended to effect, nor shall be construed as, a novation. The Credit Agreement and this Limited Extension shall be construed together as a single agreement and all covenants and agreements contained in the Second Amendment and herein are

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

incorporated by reference into the Credit Agreement. The Second Amendment and this Limited Extension are each a Loan Document. Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, nor affect or impair any rights, powers or remedies under the Credit Agreement, except as herein provided. Except as expressly provided herein, the Lenders, the Issuing Lender and the Administrative Agent do hereby reserve all of their rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Obligations. The Borrower and each of the Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of each Loan Document to which it is a party, such Loan Documents being hereby ratified and affirmed.

     SECTION 6. Representations and Warranties. The Borrower and each of the Guarantors hereby represent and warrant to the Administrative Agent, the Issuing Bank and each of the Lenders as follows (provided, that the representations and warranties made in clauses (b) and (c) shall be deemed to have been made subject to the Existing Defaults, any Disclosure Default and the matters described and referred to in the 8-K Disclosure and in the other public filings made by the Borrower on or after April 16, 2004 and prior to January 25, 2005 under the Exchange Act):

     (a) To the best of their knowledge and belief after reasonably diligent inquiry, and except for those matters described and referred to in the Form 8-K dated January 4, 2005, filed by the Borrower under the Exchange Act, Borrower is in compliance as of the date hereof with the financial covenants contained in
Section 7.13 of the Credit Agreement.

     (b) After giving effect to this Limited Extension, the representations and warranties contained in Article V of the Credit Agreement are and will be true, correct and complete in all material aspects on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material aspects as of such earlier date.

     (c) After giving effect to this Limited Extension, no Default or Event of Default exists.

     (d) The Borrower and each of the Guarantors have the power and authority to enter into this Limited Extension and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it.

     (e) This Limited Extension has been duly authorized, validly executed and delivered by one or more authorized officers of each of the Borrower and the Guarantors and constitutes the legal, valid and binding obligation of each of the Borrower and the Guarantors, enforceable against each of the Borrower and the Guarantors in accordance with its terms; provided, that such enforceability is subject to general principles of equity.

     (f) The execution and delivery of this Limited Extension and the performance by each of the Borrower and the Guarantors of its obligations hereunder do not and will not (i) require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower or any Guarantor, nor be in contravention of or in conflict

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

with the certificate of incorporation or bylaws or other organizational documents of the Borrower, or any Guarantor, or the provision of any statute, or any judgment, order, indenture, instrument, agreement or undertaking, to which the Borrower, any Guarantor or any of their respective Subsidiaries is party or by which the assets or properties of the Borrower, any Guarantor or any of their respective Subsidiaries are or may become bound, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any contract of the Borrower, any Guarantor or any of their respective Subsidiaries, except to the extent any such breach or default would not individually or in the aggregate have a Material Adverse Effect, or (iii) require any approval of stockholders or any approval or consent of any Person under any contract of the Borrower, any Guarantor, or any of their respective Subsidiaries, except to the extent the failure to obtain such consents would not individually or in the aggregate have a Material Adverse Effect.

     SECTION 7. Release. Borrowers and each Guarantor and each of their respective Subsidiaries (collectively, the "Releasors") hereby releases, remises, acquits and forever discharges Administrative Agent, the Issuing Lender, Syndication Agent, Co-Documentation Agent, and each Lender and each of their respective employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, related corporate divisions, participants and assigns (all of the foregoing hereinafter called the "Released Parties"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, setoffs, recoupments, counterclaims, defenses, damages and expenses of any and every character, known or unknown, suspected or unsuspected, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Limited Extension (all of the foregoing hereinafter called the "Released Matters"). Each Releasor acknowledges that the agreements in this Section 7 are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters and constitute a complete waiver of any right of setoff or recoupment, counterclaim or defense of any nature whatsoever which arose prior to date hereof to payment or performance of the Obligations. Each Releasor represents and warrants that it has no knowledge of any claim by it against the Released Parties or of any facts, or acts or omissions of the Released Parties which on the date hereof would be the basis of a claim by the Releasors against the Released Parties which is not released hereby. Each Releasor represents and warrants that it has not purported to transfer, assign, pledge or otherwise convey any of its right, title or interest in any Released Matter to any other person or entity and that the foregoing constitutes a full and complete release of all Released Matters. Releasors have granted this release freely, and voluntarily and without duress.

     SECTION 8. Acknowledgement. Borrower hereby acknowledges that as of March 25, 2005, Borrower is liable to the Administrative Agent and Lenders for (1) $59,000,000 in principal amount of Revolving Credit Loans, (2) $28,325,000 in principal amount of Term Loans, (3) accrued and unpaid interest on the Loans,
(4) $8,766,200 of outstanding aggregate face amount of Letters of Credit, (5) amounts due upon early termination of the Swap Agreement with Wachovia Bank, National Association under the transaction confirmation dated March 28, 2002, which are in the aggregate notional amount of $28,325,000, and (6) accrued and

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

unpaid fees and expenses. Borrower and each of the Guarantors hereby acknowledge that all obligations described in this Section 8 are absolute and unconditional and are the legal, valid and binding obligations of Borrower and each of the Guarantors without offset, defense or counterclaim, and interest, costs and expenses continue to accrue with respect thereto.

     SECTION 9. Counterparts. This Limited Extension may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

     SECTION 10. Governing Law. This Limited Extension shall be construed in accordance with and governed by the law of the State of North Carolina (without giving effect to its conflict of laws rules).

     SECTION 11. Headings. Section headings in this Limited Extension are included herein for convenience of reference only and shall not constitute a part of this Limited Extension for any other purposes.

     SECTION 12. Joinder of Existing Guarantors. Each Guarantor confirms, acknowledges and agrees that each Loan Document to which it is a party is and remains in full force and effect and shall cover the Obligations as modified by this Limited Extension. Each Guarantor promises and agrees to perform all of the requirements, conditions, agreements and obligations under the terms of its Guaranty, said Guaranty being hereby ratified and affirmed. Except as expressly provided herein, no Loan Document shall in any way be impaired, discharged, diminished, or released by this Limited Extension.

                     [SIGNATURES APPEAR ON FOLLOWING PAGES]


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


     IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute and deliver this Limited Extension as of the day and year first above written.

                                            BORROWER:

                                            KRISPY KREME DOUGHNUT CORPORATION



                                            By: /s/ Steven G. Panagos
                                                --------------------------------

                                            Title: President



                                            GUARANTORS:

                                            KRISPY KREME DOUGHNUTS, INC.



                                            By: /s/ Michael C. Phalen
                                                --------------------------------

                                            Title: Chief Financial Officer



                                            FREEDOM RINGS, LLC



                                            By: /s/ L. Stephen Hendrix
                                                --------------------------------

                                            Title: Manager



                                            GOLDEN GATE DOUGHNUTS, LLC



                                            By: /s/ Jimmy B. Strickland
                                                --------------------------------

                                            Title: Manager

                                            MONTANA MILLS BREAD CO., INC.



                                            By: /s/ Michael C. Phalen
                                                --------------------------------

                                            Title: Vice President and Treasurer

                                    ADMINISTRATIVE AGENT:

                                    WACHOVIA BANK, NATIONAL ASSOCIATION,
                                    as Administrative Agent, an Issuing Lender and as a Lender



                                    By: /s/ Katharine A. Harkness
                                        ----------------------------------------

                                    Title: Director

                                    LENDER:

                                    Name of Lender: The Bank of Nova Scotia

                                    By: /s/ Oliver J. Brown
                                        ----------------------------------------

                                    Title: Director

                                    LENDER:

                                    Name of Lender: Royal Bank of Canada

                                    By: /s/ Leslie P. Vowell
                                        ----------------------------------------

                                    Title: Senior Manager

                                    LENDER:

                                    Name of Lender: Branch Banking & Trust
                                                    Company

                                    By: /s/ Richard C.F. Spencer
                                        ----------------------------------------

                                    Title: Senior Vice President

                                    LENDER:

                                    Name of Lender: Regiment Capital, LTD

                                    By: Regiment Capital Management, LLC,
                                        as its Investment Advisor

                                    By: Regiment Capital Advisors, LP
                                        its Manager and pursuant to delegated
                                        authority

                                    By: /s/ Mark A. Brostowski
                                        ----------------------------------------

                                    Title: Authorized Signatory

                                    LENDER:

                                    Name of Lender: Satellite Senior Income
                                                    Fund, LLC

                                    By: /s/ Simon Burrier
                                        ----------------------------------------

                                    Title: General Counsel

                                    LENDER:

                                    Name of Lender: Drawbridge Special
                                                    Opportunities Fund L.P.

                                    By: /s/ Leslie N. Cowen
                                        ----------------------------------------

                                    Title: Managing Director

                                    LENDER:

                                    Name of Lender: Drawbridge Special
                                                    Opportunities Fund Ltd

                                    By: /s/ Leslie N. Cowen
                                        ----------------------------------------

                                    Title: Managing Director

                                    LENDER:

                                    Name of Lender: Dunking Investors Trust

                                    By: /s/ Derek Schrier
                                        ----------------------------------------

                                    Title: Managing Member

                                   Schedule 1

                           Extended Letters of Credit

                                              Maturity
Ref #                Beneficiary              Amount                     Date

SM207510          Rouhollah Kalimian          $81,000.00                03/31/05
SM207520          Nunz Equities               $35,200.00                03/31/05